                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): July 15, 2002



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1997-D
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the month of June 2002 was distributed to Noteholders on July 15, 2002.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     June 2002.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier

                                 ----------------------------
                                 Title: Assistant Vice President



Date: July 15, 2002

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 1997-D
 Issuer:                 Arcadia Automobile Receivables Trust

 Accounting Date:        30-Jun-02
 Distribution Date:      15-Jul-02
 Distribution #:         55
 W.A.C.                  16.2430%

 W.A.M.                  15.9300


 Trustee:                The Chase Manhattan Bank
                         Derek Ally  (212) 946-3155

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      5.88750%     5.88750%     $63,600,000.00       039006AL5
         A2                       Fixed      6.12500%     6.12500%    $196,000,000.00       039006AM3
         A3                       Fixed      6.20000%     6.20000%    $258,000,000.00       039006AN1
         A4                       Fixed      6.35000%     6.35000%     $82,400,000.00       039006AP6 !!!!!!!
                                                                     -----------------
                                       Class A Total                  $600,000,000.00


                                                                     -----------------
                                                                      $600,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 1997-D
Distribution Date:   7/15/2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A4   $319,804.27         $0.00          $0.00          $0.00       $319,804.27     3.88111978            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total      $319,804.27         $0.00          $0.00          $0.00       $319,804.27                           $0.00


            ==========================================================================================================
 Total       $319,804.27         $0.00          $0.00          $0.00       $319,804.27                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 1997-D
Distribution Date:      7/15/2002


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3               $0.00                $0.00              $0.00      0.00000000            0.00
                  A4      $60,435,452.55                $0.00     $60,435,452.55    733.43995813            0.00
                         ---------------------------------------------------------------------------------------
             A Total      $60,435,452.55                $0.00     $60,435,452.55                            0.00

                         ========================================================================================
          Total           $60,435,452.55                $0.00     $60,435,452.55                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 1997-D
Distribution Date:       7/15/2002




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000      1/15/1999
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000      3/15/2001
         A3              $0.00              $0.00       0.00000000         0.00000000      0.00000000      5/15/2003
         A4     $60,435,452.55              $0.00     733.43995813         0.00000000      0.00000000     11/15/2005
              ------------------------------------
     A Total    $60,435,452.55               $.00


              ====================================
      Total     $60,435,452.55               $.00





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  1997-D
Distribution Date:        7/15/2002


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount       3,290,275.73     991,918.89       1,116,001.64

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                 $62,953.60         $60,435,452.55                 $0.00

   Advances

   ----------

        Beginning Advances                                    134,052.73

        Current Month's Advances                               59,368.98
        Advance Recovery                                      -68,538.50

        Ending Advances                                       124,883.21

   Spread Account Information

   ---------------------------

        Beginning Balance                                   9,000,000.00

        Deposit to Spread Account                                   0.00
        Spread Account Additional Deposit                           0.00

        Net Withdraw from the Spread Account               -1,205,410.60
        Disbursements of Excess                            -7,806,958.56

        Interest earnings on Spread Account                    12,369.16
        Ending Balance                                              0.00


   Collection Account Summary

  ------------------------------

        Total Interest Received                               759,653.74

        Principal Prepayments                              57,183,946.29
        Principal Collected                                 2,332,503.74

        Total Principal Received                           59,516,450.03
        Total Payment Received                             60,271,201.73

        Net Liquidation Proceeds                              212,188.30
        Spread Account Withdraw                               339,087.87

        Collection Account Income                               4,902.04

        Total Available Funds                              60,818,210.42
        Net Payment to Trustee                             60,818,210.42



                      Current                   Current       3-Month      Trigger    EOD     Trigger            EOD      Capture
                      Month $     Cumulative    Month %       Average %       %         %     Broken    Cured    Broken   Event

                  ---------------------------------------------------------------------------------------------------------------


Delinquencies     5,398,196.26        N/A           0.0000%     6.0368%      7.75%      8.40%    No     N/A         No      No
Losses              706,814.22    66,787,313.08     0.0000%    11.1020%      7.90%      9.94%    No     No         Yes      No

Defaults            919,002.52   120,137,774.48    0.0000 %    20.0869%     18.88%     23.84%    No     No          No      No